UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04178 )

Exact name of registrant as specified in charter: Putnam American Government Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2006

Date of reporting period: October 1, 2005—September 30, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam American Government Income Fund

9|30|06

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam American Government Income Fund 9| 30| 06 Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	10
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders	21
Financial statements	22
Federal tax information	45
About the Trustees	46
Officers	50

Cover photograph: © Richard H. Johnson

Message from the Trustees

Putnam American Government Income Fund: investing in government securities

When the U.S. government needs to finance a project, one way it raises capital is through the Bureau of the Public Debt. Every year, the Bureau holds more than 100 auctions for various government bonds (called Treasuries), ultimately borrowing a total of about $2 trillion. U.S. Treasuries have traditionally been considered a safe investment because they are backed by the full faith and credit of the United States. In other words, the U.S. government’s ability to generate tax revenue guarantees payment on any outstanding Treasury debt. Treasuries, however, tend to generate relatively low returns.

In addition to U.S. Treasuries, Putnam American Government Income Fund invests in instruments such as mortgage-backed securities (MBSs). MBSs are essentially securities that represent a stake in the principal from and interest paid on a collection of mortgages. Most MBSs are created when government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBSs that government-sponsored entities sell to different financial entities, such as your fund.

Because MBSs, with the exception of Ginnie Maes, are not guaranteed directly by the full faith and credit of the United States, and therefore carry a higher degree of risk than investments like Treasuries, they also offer opportunities for higher returns. By investing in both Treasuries and MBSs, your fund’s management team seeks to maintain a relatively low risk profile for the portfolio, while supplementing returns for long-term investors.

Treasuries and mortgage-backed securities have historically been less volatile than stocks.

Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

The ABCs of MBSs

MBSs (Mortgage-backed securities): MBSs are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association): Fannie Mae is a public company established by the U.S. government in 1938 to help make mortgage funds available to buyers. Fannie Mae does business with primary mortgage lenders (savings and loans, commercial banks, credit unions, and housing finance agencies).

Freddie Mac (Federal Home Loan Mortgage Corporation): Freddie Mac is another public company chartered by Congress to increase the funds available to mortgage financiers. Freddie Mac buys mortgages from primary lenders and develops MBSs that offer a guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBSs are backed by the full faith and credit of the United States.

Putnam American Government Income Fund seeks high current income, primarily by investing in U.S. government securities. The fund seeks capital preservation as a secondary objective. This fund may be suitable for investors who have an investment time horizon of at least three years to give their investment the full potential to benefit from a typical interest-rate cycle.

Highlights

• For the 12 months ended September 30, 2006, Putnam American Government Income Fund’s class A shares returned 2.62% without sales charges.

• The fund’s benchmark, the Lehman Intermediate Treasury Bond Index, returned 3.37% .

• The average return for the fund’s Lipper category, General U.S. Government Funds, was 2.29% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 10.

Performance

Total return for class A shares for periods ended 9/30/06

Since the fund's inception (3/1/85), average annual return is 6.54% at NAV and 6.35% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP

10 years	5.13%	4.73%	64.93%	58.69%

5 years	3.18	2.39	16.97	12.53

3 years	2.00	0.72	6.11	2.17

1 year	2.62	–1.24	2.62	–1.24

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

Report from the fund managers

The year in review

For the annual period, Putnam American Government Income Fund posted a modest gain, based on results at net asset value (NAV, or without sales charges). It lagged its benchmark, the Lehman Intermediate Treasury Bond Index. This underperformance may be attributable to the fund’s relatively short duration, which rendered it less sensitive to changes in interest rates that could negatively affect the portfolio’s value but also limited its ability to benefit from positive interest-rate trends. As a result, in the final months of the fiscal year when 10-year Treasuries rallied, the fund did not participate fully in these gains. However, based on results at NAV, the fund did outperform the average for its peer group, Lipper General U.S. Government Funds. We believe the portfolio’s exposure to mortgage-backed securities (MBSs) may have contributed to this outperformance, since these securities provided stronger returns than government and agency securities during the period.

Market overview

From October 1, 2005, to September 30, 2006, bond yields in general increased modestly across all maturities. Yields on 10-year Treasuries first rose about 90 basis points (a basis point is one one-hundredth of a percent), then fell 60 basis points in the fourth quarter of the fund’s fiscal year, ending the period at 4.63% . The net increase for the year was about 30 basis points. Since 2003, the spread, or difference, between yields of 2-year notes and 10-year Treasuries has continued to narrow. For example, at the end of September 2005, 10-year Treasuries yielded 15 basis points more than 2-year notes. One year later, they actually yielded 6 basis points less than 2-year notes. The yield curve (a graphical representation of the difference in yield between short-term and long-term securities) continued to flatten in 2006 and actually inverted. This is a fairly rare occurrence and is widely accepted as a predictor of slowing economic growth. We believe it indicates that the market currently expects that the Fed will lower short-term interest rates.

Investors who are seeking higher yield have only two ways to pursue it: by selecting higher-coupon bonds, or benefiting from price changes that result from market

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/06.

Bonds

Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)	3.37%

Lehman Aggregate Bond Index
(broad bond market)	3.67%

Lehman Municipal Bond Index
(tax-exempt bonds)	4.45%

JP Morgan Global High Yield Index
(global high-yield corporate bonds)	7.67%

Equities

S&P 500 Index
(broad stock market)	10.79%

Russell 1000 Growth Index
(large-company growth stocks)	6.04%

Russell 1000 Value Index
(large-company value stocks)	14.62%

volatility. As the period began, volatility in the fixed-income markets was quite low by historical measures and it continued to decline throughout the period. Consequently, investors preferred higher-yielding (higher-coupon) securities, i.e., corporate bonds, agency bonds, and mortgage-backed securities. The latter outpaced agency bonds, which in turn outperformed Treasuries of comparable maturities during the period.

Strategy overview

There are five key strategy decisions that we make in managing the fund. The first is called term structure. This reflects our views of the direction of interest rates based on factors such as economic indicators, Fed statements and strategy, and market sentiment. We also analyze the shape of the yield curve and strive to position your fund’s portfolio to benefit from expected shifts in the curve. Our second strategic decision involves sector allocation. Because your fund’s benchmark is limited to intermediate-maturity Treasury securities, this decision also involves assessing the relative attractiveness of securities that are not in the benchmark but are nevertheless allowable investments within fund guidelines. These include longer-term Treasuries, agency securities, and MBSs. However, under normal circumstances, we invest at least 80% of the fund’s net assets in U.S. government securities. Within the MBS market, we also weigh the relative attractiveness of the various programs: Government National Mortgage Association certificates (Ginnie Maes), Federal National Mortgage Association certificates (Fannie Maes), and Federal Home Loan Mortgage Corporation certificates (Freddie Macs). Based on our assessment of relative values in each of these markets, we position the fund to take advantage of our sector preferences. We make three other strategic decisions that are specifically related to MBSs: We seek to determine which maturity is currently most attractive (e.g., 30-year, 15-year, or adjustable rate); we assess which coupon level (e.g., 5.5%, 6.5%, 7%, etc.) or what combination of coupons appears likely to provide the best risk/return tradeoff; and we consider the “seasoning” of mortgages. An older, or more seasoned, mortgage is typically less likely to be prepaid. Prepayment would interrupt the income stream and require investors to reinvest principal at current lower rates.

Your fund’s holdings

Throughout the year, we maintained the fund’s relatively short portfolio duration in order to limit its sensitivity to changes in interest rates. As rates rose and bond prices fell during the first three quarters of the fiscal period, our defensive positioning was helpful. However, as rates fell in the final quarter and bond prices rallied, the fund’s shorter

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

duration limited its ability to benefit from the resulting gains. Also, the fund was positioned to benefit from what we believed would be a steepening of the yield curve. However, the curve flattened and inverted during the period, which detracted from the fund’s performance relative to its benchmark.

We closely monitor the spread between yields of Treasuries, which are generally considered risk-free, and other, higher-risk fixed-income securities. Over time, this spread tends to widen and then narrow in a cyclical manner. For example, when corporations are financially healthy and the economy is stable, the risk of investing in corporate bonds is perceived to be less, and so the yield advantage that they offer in comparison to Treasuries is also less. At such times, the spread is said to be narrow. During the period, the spread to Treasuries had narrowed to such a degree that we believed the cycle was nearing an end. Because we anticipated that the spread would begin to widen (yields would go up and bond prices would fall) the portfolio emphasized lower-yielding government securities. This did not boost the fund’s returns during the period, as higher-yielding agency bonds and mortgages outperformed. However, we still believe that spreads are poised to widen in the coming months and that the fund retains the ability to benefit should this occur.

With regard to the fund’s MBS holdings, we sold some MBSs with 6.5% and 6% coupons and bought MBSs with 5% coupons, which, in our view, had been discounted by the market. We believed that in a period of rising mortgage rates, existing lower-rate mortgages would have less prepayment risk. Prepayment risk is the risk that mortgage loans will be paid in full and terminated prematurely, reducing

Portfolio composition

This table shows the fund’s portfolio composition as of 9/30/06. Weightings are shown as a percentage of net assets and are net of TBA sales positions outstanding. Holdings will vary over time.

* A significant portion of short-term investments reflects amounts used to settle TBA purchase commitments. For more information, see page 40.

an investor’s expected interest income, and necessitating reinvestment of principal at prevailing market rates, which could be lower. In our view, the market was undervaluing the reduced prepayment risk, and once the discrepancy was recognized, these securities would be likely to outperform. However, in an environment where investors were not being appropriately compensated for accepting the risk of longer-term maturities, banks sought shorter-term maturities in the form of mortgages with 6.5% coupons. Their strong demand drove a rally in 6.5% coupon MBSs while 5% coupon MBSs underperformed.

Our decision to favor Fannie Mae securities over Ginnie Maes worked to the fund’s advantage. In the early part of the year, Asian demand for MBSs — particularly government-guaranteed securities — drove the value of Ginnie Maes higher relative to Fannie Maes. We sold Ginnie Maes, locking in gains, and then bought cheaper Fannie Maes.

We also captured gains by actively managing exposures to 15-year and 30-year mortgages, and hybrid adjustable rate mortgages (ARMs). Hybrid ARMs have characteristics of both fixed-rate and adjustable-rate loans, because they provide for an initial period of fixed-rate payments, after which the interest rate adjusts annually. Nearly half of all new mortgage loans originated in recent years were hybrid loans; however, the popularity of these loans is waning because interest rates are rising. Many of the hybrid ARMs are now trading in the secondary market at what we believe are increasingly attractive levels, given their higher yields. To take advantage of the maturities that appeared most attractive, we adjusted the fund’s holdings in this area several times throughout the year.

We had positive returns from the fund’s positions in FHA-VA re-performing mortgages. These formerly delinquent mortgages have been pooled together and given credit protection from the Federal Housing Administration (FHA), the Veteran’s Administration (VA), and Fannie Mae. We like the limited credit risk of these securities. Also, because mortgage borrowers who have been delinquent in the past are not able to refinance easily and thus, hold their mortgages for longer periods, this type of MBS is less likely to be negatively affected by prepayments. Consequently, these securities are less sensitive to interest-rate changes than typical MBSs. They also offer higher yields and less risk than typical MBSs.

The fund also owned and benefited from commercial mortgage-backed securities (CMBS). Unlike residential mortgages, most commercial mortgages are precluded from prepayment. With no prepayment risk, they are typically more stable than home mortgages. CMBSs were inexpensive relative to residential MBSs, and they performed well during the year.

In addition, fund returns were helped by our emphasis on older, more seasoned mortgages, which often have smaller loan balances. Both the seasoning and the lower loan balances tend to reduce prepayment risk, so these securities are relatively stable in price. We find the most attractive way to invest in seasoned mortgages is through collateralized mortgage obligations (CMOs) and FHA-VA re-performing mortgages.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

While we believe that economic growth could slow in coming months, we also believe that interest rates are currently too low and the present flat yield curve overstates the potential for slower growth. Although the market may not share this view, we believe that rates will trend higher across the range of bond maturities. Accordingly, we are seeking to limit the portfolio’s interest-rate sensitivity by maintaining short portfolio duration. We also believe that we are near the end of a credit cycle and that the very small difference between yields of low-risk and high-risk securities will gradually begin to widen. Currently, yield spreads are not compensating investors for buying riskier securities. In light of this, we are fairly conservative in our sector strategies, and we are favoring Treasuries and Aaa-rated securities, such as CMOs, over agencies and mortgages. In our view, Treasuries and Aaa-rated securities appear to offer the best values in the marketplace, and, without substantial yield advantages currently available elsewhere, we believe they are the most prudent choice.

Within the MBS market, we continue to favor Fannie Mae securities over Ginnie Maes. With regard to maturities, we prefer 15-year mortgages to 30-year mortgages. We prefer lower coupons to higher coupons, and increased the portfolio’s exposure to these when, in our view, the market undervalued them in the last quarter of the fiscal year. We continue to prefer seasoned mortgages to newer ones. Out-of-benchmark investments such as FHA-VA re-performing loans, CMBSs, and hybrid ARMs still appear attractive, and we believe they are likely to continue to contribute to overall returns. As always, we strive to position the fund to take advantage of attractive opportunities without assuming undue risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance for periods ended September 30, 2006, the end of its fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/1/85)		(5/20/94)		(7/26/99)		(2/14/95)		(4/1/03)	(7/2/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.54%	6.35%	5.67%	5.67%	5.74%	5.74%	6.22%	6.06%	6.28%	6.60%

10 years	64.93	58.69	53.22	53.22	53.00	53.00	61.28	56.06	60.93	67.05
Annual average	5.13	4.73	4.36	4.36	4.34	4.34	4.90	4.55	4.87	5.27

5 years	16.97	12.53	12.71	10.71	12.68	12.68	15.47	11.71	15.59	18.43
Annual average	3.18	2.39	2.42	2.06	2.42	2.42	2.92	2.24	2.94	3.44

3 years	6.11	2.17	3.75	0.82	3.73	3.73	5.35	1.89	5.29	6.97
Annual average	2.00	0.72	1.23	0.27	1.23	1.23	1.75	0.63	1.73	2.27

1 year	2.62	–1.24	1.95	–3.00	1.84	0.86	2.33	–0.97	2.40	2.90

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,625 after sales charge)

Cumulative total return from 9/30/96 to 9/30/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,322 and $15,300, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,606 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $16,093 and $16,705, respectively. See first page of performance section for performance calculation method.

Comparative index returns For periods ended 9/30/06

		Lipper General
	Lehman Intermediate	U.S. Government Funds
	Treasury Bond Index	category average*

Annual average
(life of fund)	7.36%	7.18%

10 years	70.18	67.74
Annual average	5.46	5.29

5 years	18.62	18.85
Annual average	3.47	3.50

3 years	6.16	6.90
Annual average	2.01	2.24

1 year	3.37	2.29

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and 10-year periods ended 9/30/06, there were 184, 162, 133, and 86 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 9/30/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.326		$0.258	$0.259	$0.302		$0.307	$0.350

Capital gains	—		—	—	—		—	—

Total	$0.326		$0.258	$0.259	$0.302		$0.307	$0.350

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/05	$8.96	$9.31	$8.90	$8.94	$9.00	$9.30	$8.96	$8.95

9/30/06	8.86	9.21	8.81	8.84	8.90	9.20	8.86	8.85

Current yield (end of period)

Current dividend rate[1]	3.79%	3.65%	3.00%	2.99%	3.51%	3.39%	3.52%	4.07%

Current 30-day SEC yield[2,3]
(with expense limitation)	3.98	3.83	3.23	3.23	3.73	3.61	3.73	4.23

Current 30-day SEC yield[3]
(without expense limitation)	3.91	3.76	3.16	3.17	3.66	3.54	3.66	4.16

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam American Government Income Fund from April 1, 2006, to September 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.29	$ 9.09	$ 9.09	$ 6.56	$ 6.56	$ 4.02

Ending value (after expenses)	$1,029.40	$1,025.60	$1,025.50	$1,027.90	$1,028.00	$1,030.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2006, use the calculation method below. To find the value of your investment on April 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 04/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.27	$ 9.05	$ 9.05	$ 6.53	$ 6.53	$ 4.00

Ending value (after expenses)	$1,019.85	$1,016.09	$1,016.09	$1,018.60	$1,018.60	$1,021.11

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

Average annualized expense ratio for Lipper peer group†	1.05%	1.80%	1.80%	1.30%	1.30%	0.80%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover and Overall Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam American Government Income Fund	233%*	384%*	430%*	551%†	339%†

Lipper General U.S. Government Funds category average	273%	304%	280%	407%	267%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 9/30/06.

* Excludes dollar roll transactions.

† Excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Your fund’s Overall Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader and Rob Bloemker and Daniel Choquette are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2006, and September 30, 2005.

Trustee and Putnam employee fund ownership

As of September 30, 2006, all of the 11 Trustees then on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$200,000	$ 90,000,000

Putnam employees	$940,000	$418,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $770,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Kevin Cronin is also a Portfolio Leader of Putnam Global Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of Putnam Equity Income Fund.

Rob Bloemker is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Daniel Choquette is also a Portfolio Member of Putnam Limited Duration Government Income Fund and Putnam U.S. Government Income Trust.

Kevin Cronin, Rob Bloemker, and Daniel Choquette may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended September 30, 2006.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2006, and September 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	2006							•

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 9/30/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry —that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 83rd percentile in management fees and in the 50th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General U.S. Government Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

65th	65th	67th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 172, 150, and 125 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper General U.S. Government Funds category for the one-, five- and ten-year periods ended September 30, 2006, were 43%, 63%, and 53%, respectively. Over the one-, five- and ten-year periods ended September 30, 2006, the fund ranked 78th out of 184, 84th out of 133, and 46th out of 86 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and nonin-vestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of

Putnam American Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam American Government Income Fund (the “fund”) at September 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts November 9, 2006

The fund’s portfolio 9/30/06

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (16.3%)*

	Principal amount	Value

U.S. Government Guaranteed
Mortgage Obligations (3.1%)
Government National Mortgage
Association Adjustable Rate
Mortgages 4 1/2s, August 20, 2034	$13,564,918	$13,442,963
Government National Mortgage
Association Pass-Through Certificates
8s, with due dates from April 15,
2030 to May 15, 2030	99,259	105,467
7 1/2s, with due dates from
February 15, 2022 to
September 15, 2030	5,804,349	6,120,316
7s, with due dates from
November 15, 2022 to
January 15, 2031	299,006	310,489
6 1/2s, with due dates from
December 15, 2031 to
April 15, 2033	242,958	250,028
6s, with due dates from
October 15, 2023 to
January 15, 2029	138,412	140,111
4 1/2s, TBA, October 1, 2036	1,950,000	1,828,887
		22,198,261

U.S. Government Agency
Mortgage Obligations (13.2%)
Federal Home Loan Mortgage
Corporation Pass-Through
Certificates
7 1/2s, October 1, 2029	2,310,694	2,409,079
7 1/2s, TBA, October 1, 2036	1,300,000	1,344,891
6s, TBA, October 1, 2021	550,000	557,648
5 1/2s, with due dates from July 1,
2019 to August 1, 2019	883,873	884,770
4 1/2s, TBA, October 1, 2036	800,000	747,188
4s, TBA, October 1, 2021	2,400,000	2,259,937
Federal National Mortgage
Association Pass-Through Certificates
7 1/2s, TBA, October 1, 2036	1,350,000	1,394,086
7s, with due dates from
November 1, 2022 to
January 1, 2036	6,065,041	6,230,613
6 1/2s, February 1, 2034	15,931	16,254
6 1/2s, with due dates from
February 1, 2016 to
February 1, 2017	285,154	291,303
6 1/2s, TBA, October 1, 2036	2,300,000	2,342,406
6s, with due dates from June 1,
2036 to July 1, 2036	90,504	90,918
6s, TBA, October 1, 2036	600,000	602,625
6s, TBA, October 1, 2021	10,000,000	10,150,000
5 1/2s, with due dates from
February 1, 2036 to
August 1, 2036	2,328,076	2,293,551
5 1/2s, with due dates from
December 1, 2011 to
February 1, 2021	1,949,342	1,952,364

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (16.3%)* continued

	Principal amount	Value

U.S. Government Agency
Mortgage Obligations continued
Federal National Mortgage
Association Pass-Through Certificates
5 1/2s, TBA, November 1, 2036	$17,550,000	$17,284,009
5 1/2s, TBA, October 1, 2036	17,550,000	17,288,121
5s, with due dates from
September 1, 2035 to
April 1, 2036	13,950,528	13,420,889
5s, March 1, 2021	111,009	109,084
4 1/2s, April 1, 2021	70,912	68,380
4 1/2s, TBA, October 1, 2036	2,400,000	2,240,437
4 1/2s, TBA, October 1, 2021	6,100,000	5,883,640
4 1/2s, TBA, November 1, 2020	6,100,000	5,883,641
4s, with due dates from May 1,
2019 to September 1, 2020	953,655	900,910
		96,646,744

Total U.S. government and agency
mortgage obligations (cost $118,478,817)		$118,845,005

U.S. GOVERNMENT AGENCY OBLIGATIONS (10.8%)*

	Principal amount	Value

Fannie Mae
7 1/8s, January 15, 2030	$542,000	$687,186
6 5/8s, September 15, 2009	2,300,000	2,407,617
6 1/8s, March 15, 2012	4,000,000	4,226,927
4 1/4s, August 15, 2010	13,700,000	13,396,017
Federal Home Loan Bank 5 1/2s,
January 28, 2008	18,450,000	18,527,645
Freddie Mac
6 7/8s, September 15, 2010	8,053,000	8,618,790
6 5/8s, September 15, 2009	29,420,000	30,800,860

Total U.S. government agency obligations
(cost $79,829,247)		$78,665,042

U.S. TREASURY OBLIGATIONS (21.2%)*

	Principal amount	Value

U.S. Treasury Bonds
8 7/8s, February 15, 2019	$9,360,000	$12,921,188
8 3/4s, May 15, 2020	2,655,000	3,696,258
8s, November 15, 2021	16,475,000	22,045,609
7 1/2s, November 15, 2016	10,948,000	13,411,300
6 1/4s, May 15, 2030	10,723,000	12,886,031
6s, February 15, 2026	45,670,000	52,263,606
U.S. Treasury Notes 4 1/4s,
August 15, 2013	38,441,000	37,636,142

Total U.S. treasury obligations
(cost $147,826,219)		$154,860,134

COLLATERALIZED MORTGAGE OBLIGATIONS (31.7%)*

	Principal amount	Value

Banc of America Commercial
Mortgage, Inc.
Ser. 06-4, Class A4, 5.634s, 2046	$300,000	$305,967
Ser. 04-3, Class A5, 5.481s, 2039	180,000	182,081
Ser. 06-5, Class A4, 5.414s, 2016	352,000	353,229
Commercial Mortgage
Pass-Through Certificates
Ser. 06-C7, Class A4, 5.962s, 2046	292,000	302,277
Ser. 04-LB2A, Class A4,
4.715s, 2039	5,382,000	5,168,374
Countrywide Alternative Loan Trust
Ser. 06-OA10, Class XBI,
Interest Only (IO), 1.401s, 2046	6,139,034	291,604
IFB Ser. 06-19CB, Class A2, IO,
zero %, 2036	473,421	1,387
IFB Ser. 06-20CB, Class A14, IO,
zero %, 2036	701,672	1,316
IFB Ser. 06-14CB, Class A9, IO,
zero %, 2036	1,291,909	7,772
IFB Ser. 06-6CB, Class 1A3, IO,
zero %, 2036	8,385,328	22,274
Credit Suisse Mortgage
Capital Certificates
Ser. 06-C4, Class A3, 5.467s, 2039	585,000	588,882
CS First Boston Mortgage
Securities Corp.
Ser. 05-C4, Class A5, 5.104s, 2038	3,901,000	3,833,481
Fannie Mae
IFB Ser. 06-70, Class BS,
14.56s, 2036	153,289	183,038
Ser. 03-W6, Class PT1,
9.721s, 2042	2,845,747	3,040,000
IFB Ser. 06-62, Class PS,
7.92s, 2036	902,131	1,000,610
IFB Ser. 06-76, Class QB,
7.62s, 2036	1,081,872	1,194,327
Ser. 05-W3, Class 1A,
7 1/2s, 2045	2,342,474	2,470,961
Ser. 04-W8, Class 3A,
7 1/2s, 2044	3,413,547	3,591,834
Ser. 04-W11, Class 1A4,
7 1/2s, 2044	2,946,378	3,098,868
Ser. 04-T3, Class 1A4,
7 1/2s, 2044	1,683,126	1,769,238
Ser. 04-W9, Class 2A3,
7 1/2s, 2044	2,366,606	2,485,921
Ser. 03-W4, Class 4A,
7 1/2s, 2042	594,682	621,283
Ser. 02-T18, Class A4,
7 1/2s, 2042	1,051,958	1,102,309
Ser. 03-W3, Class 1A3,
7 1/2s, 2042	1,656,757	1,735,678
Ser. 02-T16, Class A3,
7 1/2s, 2042	7,807,059	8,177,140
Ser. 02-T19, Class A3,
7 1/2s, 2042	23,026	24,125
Ser. 03-W2, Class 1A3,
7 1/2s, 2042	316,281	331,452

COLLATERALIZED MORTGAGE OBLIGATIONS (31.7%)* continued

	Principal amount	Value

Fannie Mae
Ser. 02-T12, Class A3,
7 1/2s, 2042	$24,392	$25,457
Ser. 02-W4, Class A5,
7 1/2s, 2042	3,437,744	3,594,873
Ser. 02-W1, Class 2A,
7 1/2s, 2042	55,658	57,957
Ser. 02-14, Class A2, 7 1/2s, 2042	176,560	184,478
Ser. 01-T10, Class A2,
7 1/2s, 2041	2,149,806	2,241,238
Ser. 02-T4, Class A3, 7 1/2s, 2041	855,724	892,440
Ser. 02-T6, Class A2, 7 1/2s, 2041	835,819	869,995
Ser. 01-T12, Class A2,
7 1/2s, 2041	1,153,556	1,202,476
Ser. 01-T8, Class A1, 7 1/2s, 2041	365,212	379,938
Ser. 01-T7, Class A1, 7 1/2s, 2041	5,710,082	5,930,688
Ser. 01-T3, Class A1, 7 1/2s, 2040	52,297	54,433
Ser. 99-T2, Class A1, 7 1/2s, 2039	117,179	123,097
Ser. 03-W10, Class 1A1,
7 1/2s, 2032	1,192,257	1,245,546
Ser. 02-T1, Class A3, 7 1/2s, 2031	959,345	1,002,118
Ser. 00-T6, Class A1, 7 1/2s, 2030	1,516,261	1,582,983
Ser. 02-W7, Class A5, 7 1/2s, 2029	94,273	98,661
Ser. 01-T4, Class A1, 7 1/2s, 2028	103,071	108,615
Ser. 02-W3, Class A5, 7 1/2s, 2028	991,478	1,035,944
IFB Ser. 06-63, Class SP, 7.32s, 2036	1,176,993	1,292,869
IFB Ser. 06-60, Class TK,
7.28s, 2036	282,956	297,516
Ser. 02-26, Class A1, 7s, 2048	1,561,811	1,613,237
Ser. 04-W12, Class 1A3, 7s, 2044	881,226	915,517
Ser. 04-T3, Class 1A3, 7s, 2044	1,809,126	1,878,152
Ser. 04-T2, Class 1A3, 7s, 2043	624,486	648,370
Ser. 03-W8, Class 2A, 7s, 2042	6,299,300	6,526,122
Ser. 03-W3, Class 1A2, 7s, 2042	595,518	616,338
Ser. 02-T16, Class A2, 7s, 2042	4,325,951	4,476,807
Ser. 02-T19, Class A2, 7s, 2042	2,816,743	2,916,616
Ser. 02-14, Class A1, 7s, 2042	1,848,346	1,906,995
Ser. 01-T10, Class A1, 7s, 2041	1,183,277	1,220,103
Ser. 02-T4, Class A2, 7s, 2041	3,142,057	3,239,995
Ser. 01-W3, Class A, 7s, 2041	520,056	538,071
Ser. 04-W1, Class 2A2, 7s, 2033	4,431,550	4,598,694
IFB Ser. 05-74, Class CS,
5.363s, 2035	1,599,571	1,609,748
IFB Ser. 05-74, Class CP,
5.207s, 2035	1,403,148	1,429,773
IFB Ser. 05-76, Class SA,
5.207s, 2034	994,093	996,555
IFB Ser. 06-27, Class SP,
5.023s, 2036	876,000	889,051
IFB Ser. 06-8, Class HP,
5.023s, 2036	1,094,251	1,103,077
IFB Ser. 06-8, Class WK,
5.023s, 2036	1,669,289	1,665,997
IFB Ser. 05-106, Class US,
5.023s, 2035	1,691,289	1,719,692
IFB Ser. 05-99, Class SA,
5.023s, 2035	838,068	837,860
Ser. 06-104, Class CS, 5s, 2036	658,000	669,167

COLLATERALIZED MORTGAGE OBLIGATIONS (31.7%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-114, Class SP,
4.923s, 2036	$473,535	$458,145
IFB Ser. 05-74, Class DM,
4.84s, 2035	1,623,454	1,623,019
IFB Ser. 06-60, Class CS,
4.547s, 2036	510,059	489,068
IFB Ser. 05-95, Class CP,
4.059s, 2035	132,288	130,616
IFB Ser. 05-106, Class JC,
3.597s, 2035	718,636	654,677
IFB Ser. 05-83, Class QP,
3.536s, 2034	540,603	503,468
IFB Ser. 05-57, Class MN,
3.277s, 2035	1,191,347	1,141,651
IFB Ser. 03-66, Class SA, IO,
2.32s, 2033	1,544,184	118,709
IFB Ser. 03-48, Class S, IO,
2.22s, 2033	666,682	51,564
IFB Ser. 05-113, Class DI, IO,
1.9s, 2036	56,852,837	3,360,682
IFB Ser. 03-122, Class SA, IO,
1.77s, 2028	2,927,167	142,668
IFB Ser. 05-65, Class KI, IO,
1.67s, 2035	28,043,890	1,456,785
IFB Ser. 05-90, Class SP, IO,
1.42s, 2035	2,632,259	161,884
IFB Ser. 05-82, Class SY, IO,
1.4s, 2035	7,362,865	369,332
IFB Ser. 05-95, Class CI, IO,
1.37s, 2035	1,739,403	106,409
IFB Ser. 05-84, Class SG, IO,
1.37s, 2035	3,038,622	178,887
IFB Ser. 05-69, Class AS, IO,
1.37s, 2035	787,324	42,201
IFB Ser. 04-92, Class S, IO,
1.37s, 2034	2,438,894	140,617
IFB Ser. 05-104, Class SI, IO,
1.37s, 2033	4,054,931	239,808
IFB Ser. 05-83, Class QI, IO,
1.36s, 2035	448,867	30,687
IFB Ser. 05-92, Class SC, IO,
1.35s, 2035	4,099,157	239,518
IFB Ser. 05-83, Class SL, IO,
1.34s, 2035	7,993,160	394,325
IFB Ser. 06-20, Class IG, IO,
1.32s, 2036	10,147,849	440,254
Ser. 03-W6, Class 11, IO,
1.286s, 2035	103,930	85
IFB Ser. 06-44, Class IS, IO,
1.27s, 2036	139,456	7,210
IFB Ser. 06-45, Class SM, IO,
1.27s, 2036	2,459,885	109,465
IFB Ser. 06-20, Class IB, IO,
1.26s, 2036	4,348,577	181,951
IFB Ser. 05-95, Class OI, IO,
1.26s, 2035	253,238	17,417
IFB Ser. 06-85, Class TS, IO,
1.23s, 2036	2,040,166	86,861

COLLATERALIZED MORTGAGE OBLIGATIONS (31.7%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-61, Class SE, IO,
1.22s, 2036	$489,675	$21,423
IFB Ser. 03-124, Class ST, IO,
1.17s, 2034	1,046,037	45,110
IFB Ser. 03-112, Class SA, IO,
1.17s, 2028	1,477,738	44,775
Ser. 03-W10, Class 1A, IO,
1.041s, 2043	27,974,400	441,632
Ser. 03-W10, Class 3A, IO,
1.024s, 2043	33,475,105	594,536
IFB Ser. 05-67, Class BS, IO,
0.82s, 2035	2,056,812	60,059
IFB Ser. 05-74, Class SE, IO,
0.77s, 2035	8,208,184	232,314
IFB Ser. 05-82, Class SI, IO,
0.77s, 2035	6,621,514	200,715
IFB Ser. 05-74, Class NI, IO,
0 3/4s, 2035	7,513,125	327,104
IFB Ser. 05-87, Class SE, IO,
0.72s, 2035	15,414,305	429,458
IFB Ser. 04-54, Class SW, IO,
0.67s, 2033	924,705	26,785
Ser. 01-T12, Class IO, 0.569s, 2041	3,634,082	47,233
Ser. 03-W2, Class 1, IO,
0.47s, 2042	1,509,296	16,978
Ser. 01-50, Class B1, IO,
0.46s, 2041	6,165,117	56,848
Ser. 02-T4, IO, 0.451s, 2041	18,866,021	187,444
Ser. 02-T1, Class IO, IO,
0.429s, 2031	3,649,954	34,827
Ser. 03-W6, Class 3, IO,
0.365s, 2042	2,349,697	21,369
Ser. 01-79, Class BI, IO,
0.33s, 2045	5,814,464	51,194
Ser. 03-W6, Class 21, IO,
0.004s, 2042	251,409	2
Ser. 371, Class 1, Principal Only
(PO), zero %, 2036	703,029	593,207
Ser. 05-113, Class DO, PO,
zero %, 2036	8,738,224	7,031,373
Ser. 367, Class 1, PO, zero %, 2036	223,621	165,200
Ser. 363, Class 1, PO, zero %, 2035	14,825,197	10,953,504
Ser. 361, Class 1, PO, zero %, 2035	5,210,804	4,173,693
Ser. 04-38, Class AO, PO,
zero %, 2034	1,620,023	1,173,251
Ser. 342, Class 1, PO, zero %, 2033	933,267	729,549
Ser. 02-82, Class TO, PO,
zero %, 2032	1,956,960	1,571,073
Ser. 04-61, Class CO, PO,
zero %, 2031	1,607,000	1,289,366
FRB Ser. 05-117, Class GF,
zero %, 2036	188,330	177,295
FRB Ser. 05-79, Class FE,
zero %, 2035	486,469	504,393
FRB Ser. 05-45, Class FG,
zero %, 2035	433,588	432,530

COLLATERALIZED MORTGAGE OBLIGATIONS (31.7%)* continued

	Principal amount	Value

Fannie Mae
FRB Ser. 05-81, Class DF,
zero %, 2033	$164,292	$171,193
FRB Ser. 06-1, Class HF,
zero %, 2032	266,810	262,112
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	2,988,475	3,149,665
Ser. T-58, Class 4A, 7 1/2s, 2043	446,666	467,727
Ser. T-42, Class A5, 7 1/2s, 2042	296,398	309,368
Ser. T-41, Class 3A, 7 1/2s, 2032	2,156	2,249
Ser. T-60, Class 1A2, 7s, 2044	1,106,875	1,148,656
Ser. T-59, Class 1A2, 7s, 2043	2,544,702	2,645,911
Ser. T-55, Class 1A2, 7s, 2043	1,525,613	1,571,334
Freddie Mac
FRB Ser. 3030, Class CF,
22.306s, 2035	471,993	469,891
IFB Ser. 3012, Class GP,
2.582s, 2035	756,236	719,729
IFB Ser. 3202, Class PS,
7.26s, 2036	914,553	972,302
IFB Ser. 3153, Class SX, 6.6s, 2036	2,368,595	2,522,412
IFB Ser. 3081, Class DC,
5.175s, 2035	672,315	666,915
IFB Ser. 2996, Class SA,
5.143s, 2035	579,135	547,630
IFB Ser. 3114, Class GK,
5.08s, 2036	425,093	424,030
IFB Ser. 2979, Class AS,
4.73s, 2034	299,667	296,857
IFB Ser. 3153, Class UT,
4.473s, 2036	1,368,949	1,321,218
IFB Ser. 3065, Class DC,
3.87s, 2035	1,009,527	934,184
IFB Ser. 3050, Class SA,
3.55s, 2034	715,424	650,894
IFB Ser. 3031, Class BS, 3.4s, 2035	1,426,839	1,319,148
IFB Ser. 2594, Class SE, IO,
1.72s, 2030	1,938,827	95,390
IFB Ser. 2828, Class TI, IO,
1.72s, 2030	969,632	58,178
IFB Ser. 3033, Class SF, IO,
1.47s, 2035	1,460,478	58,419
IFB Ser. 3028, Class ES, IO,
1.42s, 2035	4,877,126	342,854
IFB Ser. 3042, Class SP, IO,
1.42s, 2035	1,091,000	69,497
IFB Ser. 3045, Class DI, IO,
1.4s, 2035	11,130,099	493,732
IFB Ser. 3136, Class NS, IO,
1.37s, 2036	462,848	27,389
IFB Ser. 3054, Class CS, IO,
1.37s, 2035	1,105,507	55,103
IFB Ser. 3107, Class DC, IO,
1.37s, 2035	2,431,203	167,883
IFB Ser. 3066, Class SI, IO,
1.37s, 2035	6,607,388	446,167
IFB Ser. 3031, Class BI, IO,
1.36s, 2035	951,806	67,858

COLLATERALIZED MORTGAGE OBLIGATIONS (31.7%)* continued

	Principal amount	Value
Freddie Mac
IFB Ser. 3067, Class SI, IO,
1.32s, 2035	$3,854,239	$266,286
IFB Ser. 3114, Class TS, IO,
1.32s, 2030	7,549,296	339,626
IFB Ser. 3114, Class BI, IO,
1.32s, 2030	2,947,062	125,121
IFB Ser. 3128, Class JI, IO,
1.3s, 2036	236,229	14,608
IFB Ser. 3065, Class DI, IO,
1.29s, 2035	727,000	47,482
IFB Ser. 3145, Class GI, IO,
1.27s, 2036	190,251	12,398
IFB Ser. 3114, Class GI, IO,
1.27s, 2036	1,022,779	68,705
IFB Ser. 3174, Class BS, IO,
1.19s, 2036	896,136	35,651
IFB Ser. 3152, Class SY, IO,
1.15s, 2036	998,107	64,077
IFB Ser. 3081, Class DI, IO,
1.15s, 2035	904,950	49,907
IFB Ser. 3012, Class UI, IO,
1.09s, 2035	1,776,839	94,856
IFB Ser. 3016, Class SP, IO,
0.78s, 2035	948,165	28,161
IFB Ser. 3016, Class SQ, IO,
0.78s, 2035	2,181,726	69,161
IFB Ser. 2937, Class SY, IO,
0.77s, 2035	898,873	23,550
IFB Ser. 3012, Class IG, IO,
0 3/4s, 2035	6,557,603	291,078
IFB Ser. 2957, Class SW, IO,
0.67s, 2035	4,980,804	144,941
IFB Ser. 2815, Class S, IO,
0.67s, 2032	2,163,444	60,724
Ser. 3174, PO, zero %, 2036	257,050	209,070
Ser. 236, PO, zero %, 2036	1,917,457	1,504,925
Ser. 3045, Class DO, PO,
zero %, 2035	851,159	685,034
Ser. 231, PO, zero %, 2035	18,099,924	13,498,913
Ser. 228, PO, zero %, 2035	4,245,761	3,322,543
Ser. 3130, Class KO, PO,
zero %, 2034	286,088	225,002
FRB Ser. 3213, Class FX,
zero %, 2036	309,000	299,633
FRB Ser. 3048, Class XG,
zero %, 2035	192,283	183,090
FRB Ser. 3022, Class TC,
zero %, 2035	173,113	185,313
FRB Ser. 2986, Class XT,
zero %, 2035	104,148	106,654
FRB Ser. 2958, Class FL,
zero %, 2035	451,465	416,411
FRB Ser. 3046, Class WF,
zero %, 2035	241,379	235,747
FRB Ser. 3054, Class XF,
zero %, 2034	105,466	104,626

COLLATERALIZED MORTGAGE OBLIGATIONS (31.7%)* continued

	Principal amount	Value

Freddie Mac
FRB Ser. 3024, Class CW,
zero %, 2034	$119,571	$117,284
FRB Ser. 3046, Class UF,
zero %, 2033	540,740	533,032
GE Capital Commercial
Mortgage Corp.
Ser. 04-C2, Class A4, 4.893s, 2040	2,756,000	2,670,037
Government National
Mortgage Association
IFB Ser. 05-84, Class SB,
3.675s, 2035	518,450	480,334
IFB Ser. 05-68, Class DP,
3.59s, 2035	3,915,190	3,695,132
IFB Ser. 05-84, Class SL,
3.067s, 2035	2,611,219	2,383,438
IFB Ser. 05-66, Class SP,
3.067s, 2035	3,028,154	2,767,004
IFB Ser. 05-7, Class NP,
2.938s, 2033	394,710	372,577
IFB Ser. 06-26, Class S, IO,
1.17s, 2036	1,668,039	82,454
IFB Ser. 05-65, Class SI, IO,
1.02s, 2035	9,308,330	374,112
IFB Ser. 06-7, Class SB, IO,
0.99s, 2036	8,670,756	281,535
IFB Ser. 05-68, Class KI, IO,
0.97s, 2035	26,829,000	1,515,427
IFB Ser. 05-68, Class SI, IO,
0.97s, 2035	16,699,727	749,469
IFB Ser. 06-14, Class S, IO,
0.92s, 2036	2,296,865	84,754
IFB Ser. 05-51, Class SJ, IO,
0.87s, 2035	4,948,273	209,146
IFB Ser. 05-68, Class S, IO,
0.87s, 2035	9,706,115	398,806
IFB Ser. 04-90, Class SI, IO,
0.77s, 2034	7,867,347	277,385
IFB Ser. 05-60, Class SJ, IO,
0.45s, 2034	8,141,498	226,320
GS Mortgage Securities Corp. II
Ser. 04-GG2, Class A6,
5.396s, 2038	1,886,000	1,892,394
Ser. 05-GG4, Class A4B,
4.732s, 2039	1,427,000	1,362,348
JPMorgan Chase Commercial
Mortgage Securities Corp.
Ser. 06-CB16, Class A4,
5.552s, 2045	395,000	400,001
Ser. 06-CB14, Class A4,
5.481s, 2044	1,700,000	1,720,196
Ser. 05-CB11, Class A4,
5.335s, 2037	2,827,000	2,846,436
LB-UBS Commercial Mortgage Trust
Ser. 05-C7, Class AM,
5.263s, 2040	1,783,000	1,765,111
Ser. 04-C7, Class A6, 4.786s, 2029	759,000	731,599

COLLATERALIZED MORTGAGE OBLIGATIONS (31.7%)* continued

	Principal amount	Value

Lehman Mortgage Trust
IFB Ser. 06-5, Class 2A2, IO,
1.82s, 2036	$3,369,000	$122,684
IFB Ser. 06-5, Class 1A3, IO,
0.07s, 2036	915,000	4,537
IFB Ser. 06-4, Class 1A3, IO,
0.07s, 2036	1,343,389	11,834
Morgan Stanley Capital I
Ser. 05-HQ6, Class A4A,
4.989s, 2042	1,735,000	1,690,631
Ser. 04-HQ4, Class A7,
4.97s, 2040	896,000	875,231
Wachovia Bank Commercial
Mortgage Trust
Ser. 06-C23, Class A4,
5.418s, 2045	3,805,000	3,825,205
Ser. 04-C15, Class A4,
4.803s, 2041	1,338,000	1,286,995

Total collateralized mortgage obligations
(cost $236,220,223)		$231,557,526

ASSET-BACKED SECURITIES (4.5%)*

	Principal amount	Value

American Home Mortgage
Investment Trust FRB
Ser. 04-3, Class 3A, 3.71s, 2034	$77,605	$77,205
Banc of America Alternative
Loan Trust IFB
Ser. 06-6, Class CB2, IO, 0.02s, 2036	1,192,296	2,362
Banc of America Funding Corp. IFB
Ser. 06-4, Class A4, IO, 0.17s, 2036	1,326,427	3,896
Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO,
0.464s, 2034	5,917,798	27,368
Ser. 05-E, Class 2, IO, 0.306s, 2035	14,331,000	91,586
IFB Ser. 06-2, Class A4, IO,
0.07s, 2036	1,055,318	6,937
Countrywide Alternative Loan Trust
IFB Ser. 06-26CB, Class A2, IO,
0.47s, 2036	1,512,813	4,042
Countrywide Home Loans
Ser. 06-0A5, Class X, IO,
1.543s, 2046	5,410,312	246,000
Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO,
0.806s, 2035 (SN)	7,985,277	263,267
IFB Ser. 06-R1, Class AS, IO,
0.743s, 2036 (SN)	45,140,636	1,420,391
IFB Ser. 05-R2, Class 1AS, IO,
0.415s, 2035 (SN)	21,388,325	700,274
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4,
8 1/2s, 2035	613,768	654,504
Ser. 05-RP3, Class 1A3, 8s, 2035	1,687,229	1,782,946
Ser. 05-RP3, Class 1A2,
7 1/2s, 2035	1,561,824	1,630,622

ASSET-BACKED SECURITIES (4.5%)* continued

	Principal amount	Value

GSMPS Mortgage Loan Trust 144A
IFB Ser. 05-RP1, Class 1AS, IO,
0.857s, 2035 (SN)	$753,376	$23,710
IFB Ser. 04-4, Class 1AS, IO,
0.72s, 2034 (SN)	27,785,542	898,696
GSR Mortgage Loan Trust
Ser. 05-AR2, Class 2A1,
4.863s, 2035	492,916	486,883
Ser. 04-12, Class 2A2,
3.554s, 2034	288,707	284,942
Lehman Mortgage Trust
IFB Ser. 06-6, Class 1A2, IO,
1.17s, 2036	1,907,000	64,813
IFB Ser. 06-6, Class 1A3, IO,
1.17s, 2036	2,431,000	131,371
IFB Ser. 06-6, Class 4A2, IO,
0.02s, 2036	1,939,000	5,688
MASTR Adjustable Rate
Mortgages Trust
Ser. 04-03, Class 4AX, IO,
1.417s, 2034	1,148,703	25,616
Ser. 05-2, Class 7AX, IO,
0.168s, 2035	3,072,627	8,603
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.398s, 2035	2,682,479	2,680,220
Provident Funding Mortgage Loan
Trust FRB Ser. 05-2, Class 1A1A,
4.394s, 2035	113,300	112,831
Residential Asset Mortgage
Products, Inc. FRB Ser. 06-RZ2,
Class A2, 5 1/2s, 2036	2,397,000	2,397,000
Residential Asset Securitization Trust
IFB Ser. 06-A7CB, Class 1A6, IO,
0.22s, 2036	471,295	5,670
Residential Funding Mortgage
Ser. 04-S5, Class 2A1, 4 1/2s, 2019	21,777	20,540
Residential Funding Mortgage
Securities I FRB Ser. 05-SA2,
Class 1A, 4.689s, 2035	57,668	57,269
Structured Adjustable Rate Mortgage
Loan Trust Ser. 05-18, Class 6A1,
5.303s, 2035	659,760	657,603
Structured Asset Securities Corp.
IFB Ser. 05-10, Class 3A3,
5.143s, 2034	3,501,784	3,235,397
IFB Ser. 05-6, Class 5A8,
3.24s, 2035	2,510,498	2,094,581
Terwin Mortgage Trust 144A
FRB Ser. 06-9HGA, Class A1,
5.424s, 2037	1,802,000	1,802,000
Wells Fargo Mortgage Backed
Securities Trust
Ser. 06-AR10, Class 3A1,
5.099s, 2036	624,602	621,041
Ser. 05-AR2, Class 2A1,
4.546s, 2035	389,569	383,258
Ser. 05-AR9, Class 1A2,
4.353s, 2035	704,186	690,393

ASSET-BACKED SECURITIES (4.5%)* continued

		Principal amount	Value

Wells Fargo Mortgage Backed
Securities Trust
Ser. 04-R, Class 2A1,
4.353s, 2034		$399,296	$391,829
Ser. 05-AR12, Class 2A5,
4.319s, 2035		8,657,000	8,474,643
Ser. 05-AR10, Class 2A18,
IO, 0.61s, 2035		18,649,000	233,963

Total asset-backed securities
(cost $33,095,748)			$32,699,960

PURCHASED OPTIONS OUTSTANDING (0.8%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a fixed
rate of 5.621% versus
the three month
USD-LIBOR-BBA
maturing on
July 12, 2010.	Jul 07/5.621	$5,600,000	$107,820
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a fixed
rate of 5.28% versus
the three month
USD-LIBOR-BBA
maturing on
March 8, 2017.	Mar 07/5.28	40,939,000	775,733
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to pay a fixed
rate of 5.28% versus
the three month
USD-LIBOR-BBA
maturing on
March 8, 2017.	Mar 07/5.28	40,939,000	414,364
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to receive a fixed
rate of 5.861% versus
the three month
USD-LIBOR-BBA
maturing on
July 14, 2024.	Jul 09/5.861	5,900,000	442,952

PURCHASED OPTIONS OUTSTANDING (0.8%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to receive a fixed
rate of 5.86% versus
the three month
USD-LIBOR-BBA
maturing on
July 14, 2029.	Jul 09/5.86	$1,950,000	$169,770
Option on an interest
rate swap with Lehman
Brothers for the right
to receive a fixed rate
swap of 5.19% semi-
annually versus the
three month USD-
LIBOR-BBA maturing
December 12, 2017.	Dec 07/5.19	83,043,000	2,120,337
Option on an interest
rate swap with Lehman
Brothers for the right
to pay a fixed rate
swap of 5.19% semi-
annually versus the
three month USD-
LIBOR-BBA maturing
December 12, 2017.	Dec 07/5.19	83,043,000	2,074,165

Total purchased options outstanding
(cost $8,826,865)			$6,105,141

SHORT-TERM INVESTMENTS (24.3%)*

	Principal amount	Value

Interest in $400,000,000 joint
repurchase agreement dated
September 29, 2006 with Bank of
America Securities, LLC due
October 2, 2006 with respect to
various U.S. Government obligations —
maturity value of $60,426,979 for an
effective yield of 5.36% (collateralized
by Fannie Mae with a coupon rate
of 6.5% due July 1, 2035 valued
at $408,000,000)	$60,400,000	$60,400,000
Interest in $258,000,000 joint
repurchase agreement dated
September 29, 2006 with
UBS Securities, LLC due October 2,
2006 with respect to various U.S.
Government obligations — maturity
value of $9,004,013 for an effective
yield of 5.35% (collateralized by
various asset-backed securities
with coupon rates ranging from
0.00% to 15.00% and due dates
ranging from August 25, 2011 to
July 12, 2046 valued at $263,162,125)	9,000,000	9,000,000
U.S. Treasury Bills for an effective yield
of 4.81%, November 30, 2006 #	1,475,000	1,463,299
Federal Home Loan Bank, 5.19%,
October 13, 2006	30,000,000	29,948,350
Federal Home Loan Bank, 5.18%,
October 11, 2006	77,000,000	76,889,633

Total short-term investments
(cost $177,701,282)		$177,701,282

TOTAL INVESTMENTS
Total investments (cost $801,978,401)		$800,434,090

* Percentages indicated are based on net assets of $731,106,910.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2006.

(SN) The securities noted above were purchased during the period for an aggregate cost of $3,718,492. During the period, questions arose regarding a potential misidentification of the characteristics of these securities. As a result of initial inquiries into the matter, the values of these securities were adjusted. As of September 30, 2006 the aggregate values of these securities totaled $3,306,338. An investigation of the facts surrounding the acquisition and valuation of these securities is currently underway to determine whether the fund may have claims against other parties in this regard.

At September 30, 2006, liquid assets totaling $47,093,788 have been designated as collateral for open forward commitments.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) are the current interest rates at September 30, 2006.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2006.

FUTURES CONTRACTS OUTSTANDING at 9/30/06

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Long)	70	$ 16,566,375	Dec-06	$9,435
Euro-Dollar 90 day (Long)	643	152,431,188	Mar-07	(60,411)
Euro-Dollar 90 day (Long)	70	16,622,375	Jun-07	22,510
Euro-Dollar 90 day (Long)	69	16,409,063	Sep-07	26,550
Euro-Dollar 90 day (Short)	706	168,045,650	Dec-07	101,823
U.S. Treasury Bond 20 yr (Long)	11	1,236,469	Dec-06	(3,802)
U.S. Treasury Note 2 yr (Short)	2,700	552,150,000	Dec-06	(628,521)
U.S. Treasury Note 5 yr (Short)	3,315	349,784,297	Dec-06	(1,904,935)
U.S. Treasury Note 10 yr (Long)	4,074	440,246,625	Dec-06	4,238,286

Total				$ 1,800,935

WRITTEN OPTIONS OUTSTANDING at 9/30/06 (premiums received $6,925,199)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of
5.7% versus the three month USD-LIBOR-BBA maturing on May 14, 2018.	$15,036,000	May 08/5.70	$ 762,325
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed
rate of 5.7% versus the three month USD-LIBOR-BBA maturing on May 14, 2018.	15,036,000	May 08/5.70	237,569
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 5.834% versus the three month USD-LIBOR-BBA maturing on July 13, 2016.	1,900,000	Jul 11/5.834	71,231
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing on July 5, 2017.	39,810,000	Jul 07/4.55	187,358
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing
on July 5, 2017.	39,810,000	Jul 07/4.55	2,026,656
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 5.89% versus the three month USD-LIBOR-BBA maturing on July 13, 2021.	4,600,000	Jul 11/5.89	288,969
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 5.805% versus the three month USD-LIBOR-BBA maturing on July 12, 2022.	2,300,000	Jul 07/5.805	142,592
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 5.82% versus the three month USD-LIBOR-BBA maturing on July 12, 2027.	3,200,000	Jul 07/5.82	228,249
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate swap of 5.085% semi-annually versus the three month
USD-LIBOR-BBA maturing February 1, 2017.	27,012,000	Jan 07/5.085	418,281
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate swap of 5.085% semi-annually versus the three month
USD-LIBOR-BBA maturing February 1, 2017.	27,012,000	Jan 07/5.085	257,559
Option on an interest rate swap with Lehman Brothers International for the obligation to pay a fixed rate of 5.225% semi-annually versus the three month USD-LIBOR-BBA
maturing March 5, 2018.	14,300,000	Mar 08/5.225	411,711
Option on an interest rate swap with Lehman Brothers International for the obligation to receive a fixed rate of 5.225% semi-annually versus the three month USD-LIBOR-BBA
maturing March 5, 2018.	14,300,000	Mar 08/5.225	381,138

Total			$5,413,638

TBA SALE COMMITMENTS OUTSTANDING at 9/30/06 (proceeds receivable $23,094,475)

			Principal	Settlement
			amount	date	Value

FNMA, 5 1/2s, October 1, 2036			$17,550,000	10/12/06	$17,288,121
FNMA, 4 1/2s, October 1, 2021			6,100,000	10/17/06	5,883,640

Total					$23,171,761

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/06

		Payments	Payments		Unrealized
Swap counterparty /	Termination	made by	received by		appreciation/
Notional amount	date	fund per annum	fund per annum		(depreciation)

Bank of America, N.A.
$ 14,000,000	9/1/15	3 month USD-LIBOR-BBA	4.53%		$ (628,250)

386,000	10/2/16	5.15631%	3 month USD-LIBOR-BBA		369

280,000	5/31/16	5.58909%	3 month USD-LIBOR-BBA		(12,912)

48,000,000	10/21/15	4.943%	3 month USD-LIBOR-BBA		203,573

90,500,000	8/11/15	4.892%	3 month USD-LIBOR-BBA		1,734,059

28,800,000	3/30/09	3.075%	3 month USD-LIBOR-BBA		1,332,211

Citibank, N.A.
54,440,000	7/27/09	5.504%	3 month USD-LIBOR-BBA		(608,110)

180,000	4/7/14	5.377%	3 month USD-LIBOR-BBA		(5,156)

191,700,000	4/6/09	3 month USD-LIBOR-BBA	5.264%		3,238,921

Credit Suisse First Boston International
9,804,300	7/9/14	4.945%	3 month USD-LIBOR-BBA		131,092

Credit Suisse International
1,683,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%		4,895

576,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA		2,690

JPMorgan Chase Bank, N.A.
44,000,000	10/21/15	4.916%	3 month USD-LIBOR-BBA		276,809

36,500,000	9/2/15	3 month USD-LIBOR-BBA	4.4505%		(1,841,753)

31,200,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%		833,458

62,600,000	8/4/08	3 month USD-LIBOR-BBA	5.40%		261,931

5,404,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%		(189,232)

45,000,000	3/30/08	3 month USD-LIBOR-BBA	5.163%		(9,356)

25,500,000	3/30/16	3 month USD-LIBOR-BBA	5.2755%		231,921

397,000	9/18/16	5.291%	3 month USD-LIBOR-BBA		(3,682)

111,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA		1,900,193

4,092,000	8/15/11	5.412%	3 month USD-LIBOR-BBA		(57,979)

Lehman Brothers International (Europe)
93,261,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA		(2,839,726)

168,000	8/3/11	3 month USD-LIBOR-BBA	5.445%		2,597

Lehman Brothers Special Financing, Inc.
17,850,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA		60,821

38,390,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA		(463,754)

122,272,000	8/3/08	3 month USD-LIBOR-BBA	5.425%		570,968

Total					$ 4,126,598

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/06

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $732,578,401)	$731,034,090
Repurchase agreements (identified cost $69,400,000)	69,400,000

Cash	2,261,969

Interest and other receivables	3,853,092

Receivable for shares of the fund sold	94,101

Receivable for securities sold	273,979

Receivable for sales of delayed delivery securities (Note 1)	23,136,168

Unrealized appreciation on open swap contracts (Note 1)	10,786,508

Total assets	840,839,907

LIABILITIES

Payable for variation margin (Note 1)	29,656

Payable for securities purchased	2,110,179

Payable for purchases of delayed delivery securities (Note 1)	69,648,711

Payable for shares of the fund repurchased	792,406

Payable for compensation of Manager (Note 2)	1,018,280

Payable for investor servicing and custodian fees (Note 2)	117,163

Payable for Trustee compensation and expenses (Note 2)	192,505

Payable for administrative services (Note 2)	3,040

Payable for distribution fees (Note 2)	465,986

Written options outstanding, at value (premiums received $6,925,199) (Note 1)	5,413,638

Unrealized depreciation on open swap contracts (Note 1)	6,659,910

TBA sales commitments, at value (proceeds receivable $23,094,475) (Note 1)	23,171,761

Other accrued expenses	109,762

Total liabilities	109,732,997

Net assets	$731,106,910

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$799,238,472

Undistributed net investment income (Note 1)	4,664,868

Accumulated net realized loss on investments (Note 1)	(78,613,927)

Net unrealized appreciation of investments	5,817,497

Total — Representing net assets applicable to capital shares outstanding	$731,106,910

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($673,112,256 divided by 75,959,854 shares)	$8.86

Offering price per class A share (100/96.25 of $8.86)*	$9.21

Net asset value and offering price per class B share ($42,996,117 divided by 4,881,570 shares)**	$8.81

Net asset value and offering price per class C share ($3,627,288 divided by 410,289 shares)**	$8.84

Net asset value and redemption price per class M share ($2,114,875 divided by 237,534 shares)	$8.90

Offering price per class M share (100/96.75 of $8.90)***	$9.20

Net asset value, offering price and redemption price per class R share ($49,111 divided by 5,542 shares)	$8.86

Net asset value, offering price and redemption price per class Y share ($9,207,263 divided by 1,040,036 shares)	$8.85

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/06

INTEREST INCOME	$ 38,640,302

EXPENSES

Compensation of Manager (Note 2)	4,875,184

Investor servicing fees (Note 2)	1,306,503

Custodian fees (Note 2)	236,148

Trustee compensation and expenses (Note 2)	57,199

Administrative services (Note 2)	27,130

Distribution fees — Class A (Note 2)	1,811,341

Distribution fees — Class B (Note 2)	545,730

Distribution fees — Class C (Note 2)	39,651

Distribution fees — Class M (Note 2)	10,529

Distribution fees — Class R (Note 2)	206

Other	310,450

Non-recurring costs (Notes 2 and 5)	9,655

Costs assumed by Manager (Notes 2 and 5)	(9,655)

Fees waived and reimbursed by Manager or affiliate (Notes 2 and 5)	(677,489)

Total expenses	8,542,582

Expense reduction (Note 2)	(157,539)

Net expenses	8,385,043

Net investment income	30,255,259

Net realized loss on investments (Notes 1 and 3)	(12,026,309)

Net realized loss on swap contracts (Note 1)	(5,238,077)

Net realized loss on futures contracts (Note 1)	(2,298,082)

Net realized gain on written options (Notes 1 and 3)	648,009

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the year	7,192,866

Net loss on investments	(11,721,593)

Net increase in net assets resulting from operations	$ 18,533,666

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	9/30/06	9/30/05

Operations:
Net investment income	$ 30,255,259	$ 25,258,556

Net realized loss on investments	(18,914,459)	(13,788,287)

Net unrealized appreciation (depreciation) of investments	7,192,866	(803,185)

Net increase in net assets resulting from operations	18,533,666	10,667,084

Distributions to shareholders: (Note 1)

From net investment income

Class A	(26,835,770)	(21,752,211)

Class B	(1,614,287)	(1,508,408)

Class C	(116,662)	(95,110)

Class M	(71,755)	(67,517)

Class R	(1,403)	(31)

Class Y	(406,811)	(462,981)

Redemption fees (Note 1)	2,661	1,365

Decrease from capital share transactions (Note 4)	(145,272,590)	(161,798,172)

Total decrease in net assets	(155,782,951)	(175,015,981)

NET ASSETS

Beginning of year	886,889,861	1,061,905,842

End of year (including undistributed net investment income of $4,664,868 and $5,239,192, respectively)	$ 731,106,910	$ 886,889,861

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
September 30, 2006	$8.96	.34(d,g)	(.11)	.23	(.33)	(.33)	—(e)	$8.86	2.62	$673,112	1.02(d,g)	3.86(d,g)	233.43(f)
September 30, 2005	9.09	.23(d)	(.13)	.10	(.23)	(.23)	—(e)	8.96	1.09	795,350	1.04(d)	2.66(d)	384.39(f)
September 30, 2004	9.08	.20(d)	—	.20	(.19)	(.19)	—(e)	9.09	2.29	934,914	1.03(d)	2.20(d)	429.97(f)
September 30, 2003	9.08	.22	.02	.24	(.24)	(.24)	—	9.08	2.73	1,238,690	1.00	2.41	550.68(h)
September 30, 2002	8.87	.37	.26	.63	(.42)	(.42)	—	9.08	7.31	1,412,248.98		4.24	339.11(h)

CLASS B
September 30, 2006	$8.90	.27(d,g)	(.10)	.17	(.26)	(.26)	—(e)	$8.81	1.95	$42,996	1.77(d,g)	3.11(d,g)	233.43(f)
September 30, 2005	9.03	.16(d)	(.13)	.03	(.16)	(.16)	—(e)	8.90	.33	68,766	1.79(d)	1.89(d)	384.39(f)
September 30, 2004	9.03	.13(d)	—	.13	(.13)	(.13)	—(e)	9.03	1.43	102,924	1.78(d)	1.46(d)	429.97(f)
September 30, 2003	9.02	.15	.03	.18	(.17)	(.17)	—	9.03	2.06	169,610	1.75	1.67	550.68(h)
September 30, 2002	8.82	.30	.25	.55	(.35)	(.35)	—	9.02	6.44	231,724	1.73	3.49	339.11(h)

CLASS C
September 30, 2006	$8.94	.27(d,g)	(.11)	.16	(.26)	(.26)	—(e)	$8.84	1.84	$3,627	1.77(d,g)	3.11(d,g)	233.43(f)
September 30, 2005	9.06	.16(d)	(.12)	.04	(.16)	(.16)	—(e)	8.94	.42	4,530	1.79(d)	1.91(d)	384.39(f)
September 30, 2004	9.06	.13(d)	—	.13	(.13)	(.13)	—(e)	9.06	1.42	6,198	1.78(d)	1.46(d)	429.97(f )
September 30, 2003	9.05	.15	.03	.18	(.17)	(.17)	—	9.06	2.06	9,816	1.75	1.67	550.68(h)
September 30, 2002	8.85	.30	.25	.55	(.35)	(.35)	—	9.05	6.45	13,839	1.73	3.49	339.11(h)

CLASS M
September 30, 2006	$9.00	.32(d,g)	(.12)	.20	(.30)	(.30)	—(e)	$8.90	2.33	$2,115	1.27(d,g)	3.61(d,g)	233.43(f)
September 30, 2005	9.12	.20(d)	(.12)	.08	(.20)	(.20)	—(e)	9.00	.93	2,316	1.29(d)	2.40(d)	384.39(f)
September 30, 2004	9.11	.18(d)	—	.18	(.17)	(.17)	—(e)	9.12	2.01	3,490	1.28(d)	1.96(d)	429.97(f)
September 30, 2003	9.10	.20	.03	.23	(.22)	(.22)	—	9.11	2.56	6,468	1.25	2.19	550.68(h)
September 30, 2002	8.90	.35	.24	.59	(.39)	(.39)	—	9.10	6.88	10,558	1.23	3.98	339.11(h)

CLASS R
September 30, 2006	$8.96	.31(d,g)	(.10)	.21	(.31)	(.31)	—(e)	$8.86	2.40	$49	1.27(d,g)	3.57(d,g)	233.43(f)
September 30, 2005	9.08	.27(d)	(.19)	.08	(.20)	(.20)	—(e)	8.96	.93	3	1.29(d)	2.41(d)	384.39(f)
September 30, 2004	9.08	.18(d)	(.01)	.17	(.17)	(.17)	—(e)	9.08	1.88	1	1.28(d)	1.95(d)	429.97(f)
September 30, 2003 †	9.11	.09	(.02)	.07	(.10)	(.10)	—	9.08	.72*	1	.63*	1.32*	550.68(h)

CLASS Y
September 30, 2006	$8.95	.36(d,g)	(.11)	.25	(.35)	(.35)	—(e)	$8.85	2.90	$9,207	.77(d,g)	4.14(d,g)	233.43(f)
September 30, 2005	9.08	.31(d)	(.19)	.12	(.25)	(.25)	—(e)	8.95	1.35	15,925	.79(d)	2.96(d)	384.39(f)
September 30, 2004	9.07	.22(d)	.01(i)	.23	(.22)	(.22)	—(e)	9.08	2.56	14,378	.78(d)	2.45(d)	429.97(f)
September 30, 2003	9.07	.24	.03	.27	(.27)	(.27)	—	9.07	3.00	18,839.75		2.68	550.68(h)
September 30, 2002	8.87	.39	.25	.64	(.44)	(.44)	—	9.07	7.49	21,082.73		4.48	339.11(h)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 37

Financial highlights (Continued)

* Not annualized.

† For the period April 1, 2003 (commencement of operations) to September 30, 2003.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 2):

	9/30/06	9/30/05	9/30/04

Class A	0.06%	0.04%	0.06%

Class B	0.06	0.04	0.06

Class C	0.06	0.04	0.06

Class M	0.06	0.04	0.06

Class R	0.06	0.04	0.06

Class Y	0.06	0.04	0.06

(e) Amount represents less than $0.01 per share. (f) Portfolio turnover excludes dollar roll transactions.

(g) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets (Note 5).

(h) Portfolio turnover excludes treasury note transactions executed in connection with a short-trading strategy.

(i) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/06

Note 1: Significant accounting policies

Putnam American Government Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, primarily through U.S. government securities, with preservation of capital as its secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

The redemption fees discussed above will be replaced, effective October 2, 2006, by a 1.00% redemption fee on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares. In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an independent wholly owned subsidiary of Putnam, LLC. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the coun-terparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a forward commitment basis or a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

K) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2006, the fund had a capital loss carryover of $61,064,633 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$40,264,642	September 30, 2008

20,799,991	September 30, 2014

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2007, $14,135,820 of losses recognized during the period November 1, 2005 to September 30, 2006.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, straddle loss deferrals, unrealized and realized gains and losses on certain futures contracts, income on swap contracts, and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2006, the fund reclassified $1,782,895 to decrease undistributed net investment income with an decrease to accumulated net realized losses of $1,782,895.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2006, were as follows:

Unrealized appreciation	$ 9,482,209
Unrealized depreciation	(12,074,215)
—————————————
Net unrealized depreciation	(2,592,006)
Undistributed ordinary income	6,244,470
Capital loss carryforward	(61,064,633)
Post-October loss	(14,135,820)

Cost for federal income tax purposes	$803,026,096

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, $0.39% of the next $5 billion, and $0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2007, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended September 30, 2006, Putnam Management waived $501,878 of its management fee from the fund.

For the year ended September 30, 2006, Putnam Management has assumed $9,655 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2006, the fund incurred $1,542,651 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended September 30, 2006, the fund’s expenses were reduced by $157,539 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $391, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005.

Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $17,148 and $29 from the sale of class A and class M shares, respectively, and received $98,383 and $330 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2006, Putnam Retail Management, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the year ended September 30, 2006, cost of purchases and proceeds from sales of U.S. government securities and agency obligations other than short-term investments aggregated $1,437,920,874 and $1,573,678,663, respectively.

Written option transactions during the year ended September 30, 2006, are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$ 79,620,000	$3,079,304

Options opened	219,675,000	6,121,131
Options closed	(94,979,000)	(2,275,236)

Written options outstanding
at end of year	$204,316,000	$6,925,199

Note 4: Capital shares

At September 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 9/30/06:
Shares sold	4,221,316	$37,167,722

Shares issued in connection with
reinvestment of distributions	2,218,606	19,495,192

	6,439,922	56,662,914

Shares repurchased	(19,266,607)	(169,481,850)

Net decrease	(12,826,685)	$(112,818,936)

Year ended 9/30/05:
Shares sold	4,881,028	$44,153,861

Shares issued in connection with
reinvestment of distributions	1,737,493	15,699,881

	6,618,521	59,853,742

Shares repurchased	(20,737,700)	(187,637,683)

Net decrease	(14,119,179)	$(127,783,941)

CLASS B	Shares	Amount

Year ended 9/30/06:
Shares sold	571,213	$4,984,881

Shares issued in connection with
reinvestment of distributions	159,026	1,390,236

	730,239	6,375,117

Shares repurchased	(3,572,137)	(31,282,921)

Net decrease	(2,841,898)	$(24,907,804)

Year ended 9/30/05:
Shares sold	717,814	$6,461,730

Shares issued in connection with
reinvestment of distributions	142,968	1,284,727

	860,782	7,746,457

Shares repurchased	(4,534,567)	(40,778,365)

Net decrease	(3,673,785)	$(33,031,908)

CLASS C	Shares	Amount

Year ended 9/30/06:
Shares sold	33,250	$292,322

Shares issued in connection with
reinvestment of distributions	12,308	107,939

	45,558	400,261

Shares repurchased	(142,170)	(1,251,161)

Net decrease	(96,612)	$(850,900)

Year ended 9/30/05:
Shares sold	55,811	$503,731

Shares issued in connection with
reinvestment of distributions	9,597	86,544

	65,408	590,275

Shares repurchased	(242,479)	(2,187,924)

Net decrease	(177,071)	$(1,597,649)

CLASS M	Shares	Amount

Year ended 9/30/06:
Shares sold	27,813	$245,216

Shares issued in connection with
reinvestment of distributions	6,897	60,877

	34,710	306,093

Shares repurchased	(54,588)	(484,480)

Net decrease	(19,878)	$(178,387)

Year ended 9/30/05:
Shares sold	32,568	$295,805

Shares issued in connection with
reinvestment of distributions	6,499	58,990

	39,067	354,795

Shares repurchased	(164,190)	(1,491,200)

Net decrease	(125,123)	$(1,136,405)

CLASS R	Shares	Amount

Year ended 9/30/06:
Shares sold	5,554	$49,153

Shares issued in connection with
reinvestment of distributions	160	1,401

	5,714	50,554

Shares repurchased	(497)	(4,372)

Net increase	5,217	$46,182

Year ended 9/30/05:
Shares sold	228	$ 2,053

Shares issued in connection with
reinvestment of distributions	3	31

	231	2,084

Shares repurchased	(27)	(249)

Net increase	204	$ 1,835

CLASS Y	Shares	Amount

Year ended 9/30/06:
Shares sold	242,820	$2,138,369

Shares issued in connection with
reinvestment of distributions	46,290	406,574

	289,110	2,544,943

Shares repurchased	(1,028,030)	(9,107,688)

Net decrease	(738,920)	$(6,562,745)

Year ended 9/30/05:
Shares sold	970,972	$8,770,585

Shares issued in connection with
reinvestment of distributions	51,296	462,981

	1,022,268	9,233,566

Shares repurchased	(826,654)	(7,483,670)

Net increase	195,614	$1,749,896

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In connection with a settlement between Putnam and the fund’s Trustees, the fund received $175,611 during the period from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information (Unaudited)

Federal tax information

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm. Since 2003, he has served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, he was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc.

(a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer,	Vice President
Associate Treasurer, and Compliance Liaison	Since 2004

Since 1989	Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
Jonathan S. Horwitz (Born 1955)	United Asset Management Corporation
Senior Vice President and Treasurer
Since 2004	Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, General Counsel,
Since 2002	State Street Research & Management Company

Senior Managing Director, Putnam Investments.	Charles A. Ruys de Perez (Born 1957)
Prior to July 2001, Partner, PricewaterhouseCoopers LLP	Vice President and Chief Compliance Officer
Since 2004
Michael T. Healy (Born 1958)
Assistant Treasurer and Principal Accounting Officer	Managing Director, Putnam Investments
Since 2000
Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)
Vice President	Managing Director, Putnam Investments
Since 2002
Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
James P. Pappas (Born 1953)
Vice President	Wanda M. McManus (Born 1947)
Since 2004	Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005
Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff Management	Nancy E. Florek (Born 1957)
Corporation; prior to 2001, President and Chief Executive Officer,	Vice President, Assistant Clerk, Assistant Treasurer
UAM Investment Services, Inc.	and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Tax-free income funds
Discovery Growth Fund	AMT-Free Insured Municipal Fund
Growth Opportunities Fund	Tax Exempt Income Fund
Health Sciences Trust	Tax Exempt Money Market Fund§
International New Opportunities Fund*	Tax-Free High Yield Fund
New Opportunities Fund
OTC & Emerging Growth Fund	State tax-free income funds:
Small Cap Growth Fund*	Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
Vista Fund	New Jersey, New York, Ohio, and Pennsylvania
Voyager Fund
Asset allocation funds
Blend funds	Income Strategies Fund
Capital Appreciation Fund	Putnam Asset Allocation Funds — three investment portfolios that
Capital Opportunities Fund*	spread your money across a variety of stocks, bonds, and money
Europe Equity Fund*	market investments.
Global Equity Fund*
Global Natural Resources Fund*	The three portfolios:
International Capital Opportunities Fund*	Asset Allocation: Balanced Portfolio
International Equity Fund*	Asset Allocation: Conservative Portfolio
Investors Fund	Asset Allocation: Growth Portfolio
Research Fund
Tax Smart Equity Fund®	Putnam RetirementReady® Funds
Utilities Growth and Income Fund	Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instru-
Value funds	ments and adjust to become more conservative over time based on a
Classic Equity Fund	target date for withdrawing assets.
Convertible Income-Growth Trust
Equity Income Fund	The ten funds:
The George Putnam Fund of Boston	Putnam RetirementReady 2050 Fund
The Putnam Fund for Growth and Income	Putnam RetirementReady 2045 Fund
International Growth and Income Fund*	Putnam RetirementReady 2040 Fund
Mid Cap Value Fund	Putnam RetirementReady 2035 Fund
New Value Fund	Putnam RetirementReady 2030 Fund
Small Cap Value Fund*†	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Income funds	Putnam RetirementReady 2015 Fund
American Government Income Fund	Putnam RetirementReady 2010 Fund
Diversified Income Trust	Putnam RetirementReady Maturity Fund
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*†	* A 1% redemption fee on total assets redeemed or exchanged within 90 days
High Yield Trust*	of purchase may be imposed for all share classes of these funds.
Income Fund
Limited Duration Government Income Fund	† Closed to new investors.
Money Market Fund‡
U.S. Government Income Trust	‡ An investment in a money market fund is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).
Check your account balances and the most recent month-end performance at
www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge.

This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	George Putnam, III	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Marketing Services	Executive Officer, Associate Treasurer,
Putnam Retail Management	and Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk,
Boston, MA 02109	Jonathan S. Horwitz	Assistant Treasurer and Proxy Manager
Senior Vice President and Treasurer
Custodian
Putnam Fiduciary Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Michael T. Healy
Assistant Treasurer and
Independent Registered	Principal Accounting Officer
Public Accounting Firm
PricewaterhouseCoopers LLP	Beth S. Mazor
Vice President
Trustees
John A. Hill, Chairman	James P. Pappas
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Myra R. Drucker	Richard S. Robie, III
Charles E. Haldeman, Jr.	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and Chief Legal Officer
Robert E. Patterson
George Putnam, III	Charles A. Ruys de Perez
W. Thomas Stephens	Vice President and Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN027 238298 11/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2006	$88,606*	$206	$4,839	$479
September 30, 2005	$44,408*	$--	$3,974	$553

* Includes fees of $698 and $580 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended September 30, 2006 and September 30, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2006 and September 30, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $287,204 and $192,274 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the funds proposed market timing distribution plan and an analysis of recordkeeping fees.

.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
September 30,
2006	$ -	$ 153,160	$ -	$ -
September
30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants Not applicable Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam
Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam American Government Income Fund

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: December 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter Charles E. Porter Principal Executive Officer Date: December 5, 2006

By (Signature and Title): /s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: December 5, 2006